Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Takung Art Co., Ltd (the “Company”) on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Di Xiao, Chief Executive Officer and President, and Chun Hin Leslie Chow, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2018

/s/ Di Xiao
Di Xiao
Chief Executive Officer
(Principal Executive Officer)

/s/ Chun Hin Leslie Chow
Chun Hin Leslie Chow
Chief Financial Officer
(Principal Accounting and Financial Officer)